Supplement Dated January 16, 2015
To The Prospectus Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2015, unless otherwise noted below.

In the summary section for the Curian Long Short Credit Fund, in the sub-section entitled "Expenses," please delete the table entitled "Annual Fund Operating Expenses" in its entirety and replace it with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.22%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.43%
Less Waiver/Reimbursement[3]	(0.25)%
Total Net Annual Fund Operating Expenses After Waiver/Reimbursement	1.18%

1 "Other Expenses" include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC ("Curian Capital" or the "Adviser").

2 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include the Acquired Fund Fees and Expenses.

3 Curian Capital has entered into a contractual agreement with the Fund under which it will waive 0.25% of its Management Fees.  This fee waiver will have an initial term expiring on December 31, 2015, unless the Board of Trustees approves a change in or elimination of the waiver.

In the summary section for the Curian Long Short Credit Fund, in the sub-section entitled "Expense Example," please delete the expense example table in its entirety and replace it with the following:

1 year	3 years	5 years	10 years
$120	$428	$758	$1,692

In the prospectus section entitled "Management of the Trust," in the sub-section entitled "Advisory Fee," please insert the following row into the table following the advisory fee chart:

Fund	Fee Waiver
Curian Long Short Credit Fund	0.25%

This supplement is dated January 16, 2015

Supplement Dated January 16, 2015
To The Statement of Additional Information
Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2015, unless otherwise noted below.

In the section "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Sub-Advisory Fees," in the sub-advisory fee table beginning on page 146, please delete the row for the Curian Long Short Credit Fund in its entirety and replace it with the following:

FUND	ASSETS	FEES
Curian Long Short Credit Fund	$0 to $150 million $150 million to $300 million Over $300 million	.300% .275% .250%

This supplement is dated January 16, 2015.